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EXHIBIT 10.31.7  Termination of Pledge and Security Agreement, dated May 22,
                 2003, between Eurotech, Ltd., Woodward, LLC and Krieger & Prager LLP.


                        TERMINATION AGREEMENT AND RELEASE

         This TERMINATION AGREEMENT AND RELEASE (this "AGREEMENT") is made and entered into as of the 22nd day of May, 2003, by and between Eurotech, Ltd., a District of Columbia corporation having an address at 10306 Eaton Place, Suite 220, Fairfax, VA 22030 (collectively, with its parent companies, subsidiaries, divisions, affiliates, stockholders, officers, directors, employees, agents and representatives and their respective successors and assigns, the "COMPANY"), Woodward LLC, a Cayman Islands company (collectively, with its parent companies, subsidiaries, divisions, affiliates, equityholders, officers, directors, managers, employees, agents and representatives and their respective successors and assigns, the "SECURED PARTY") and Krieger & Prager, LLP, a New York limited liability partnership, as agent for the Secured Party ("AGENT"). The Company, the Secured Party and the Agent are collectively referred to herein as the "PARTIES."

         WHEREAS, the Parties are parties to that certain Pledge and Security Agreement, dated as of December 19, 2002 (the "PLEDGE AGREEMENT"), pursuant to which the Company granted to the Secured Party a security interest (the "SECURITY INTEREST") in 239,927,344 shares of common stock (the "PLEDGED SHARES") of Markland Technologies, Inc., a Florida corporation, to secure, among other things, the Obligor's obligations to the Secured Party under Section 3 of the Pledge Agreement;

         WHEREAS, the Company and the Secured Party are also parties to two separate Exchange Agreements, dated as March 27, 2003, in each cash by and between the Company and the Secured Party (the "EXCHANGE AGREEMENTS");

         WHEREAS, as a condition precedent to consummation of the transactions contemplated by, and the mutual benefits to be gained by the Parties pursuant to, the Exchange Agreements, the Parties have agreed that it is in their mutual best interests to terminate the Pledge Agreement and to abide by the terms of this Agreement, as a final and complete resolution of all matters, whether now known or unknown, arising out of the Pledge Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, and the premises and mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

         1. TERMINATION OF PLEDGE AGREEMENT. The Parties hereby unconditionally terminate the Pledge Agreement and agree that no Party thereto shall hereinafter have any rights or obligations thereunder. As of the date hereof, the Secured Party shall execute and deliver to the Company a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of the Pledge Agreement (the filing of which will be done at the Company's expense), and will duly assign, transfer and deliver to the Company (without recourse and without representation or warranty) such of the Collateral (as defined in the Pledge Agreement) as may be in the possession of the Secured Party or the Agent and as has not thereto been sold or otherwise applied or released pursuant to the Pledge Agreement.

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         2. RELEASE. Each of the Company and the Secured Party, in exchange for
(i) the benefits to be received by each party under the Exchange Agreements and
(ii) other good and valuable consideration, including the termination of the Security Interest, hereby discharges and releases the other party from any and all claims, losses, costs, debts, dues, sums of money, accounts, judgments, executions, demands, damages, liabilities, covenants, contracts, controversies, promises, grievances, suits, actions, and causes of action, administrative, court or otherwise, known or unknown, in law or in equity (any or all of the foregoing, "CLAIMS"), which the Company and the Secured Party, respectively, have, had, may have had, or may have against the Agent, the other party and such other party's parent companies, subsidiaries, divisions, affiliates, stockholders, officers, directors, employees, agents and representatives and their respective successors and assigns, and which Claims, directly or indirectly, arise out of or are in any way connected with (a) the Pledge Agreement, (b) Pledged Shares or the Security Interest or (c) any agreements or understandings between the parties relating to any acquisition by the Secured Party of any shares of capital stock of the Company.

         3. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         4. GOVERNING LAW; JURISDICTION.

                  (a) This Agreement shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

                  (b) The Parties agree (i) to submit to personal jurisdiction of any Federal or state court of competent jurisdiction located in the State of New York, County of New York in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the Parties hereby agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Parties in any such action or proceeding may be obtained by service of process within or outside of the jurisdiction of any such courts and (ii) that service of all process in any such action or proceeding shall be effective if personally delivered to the applicable Party hereto at its last know address or as otherwise served upon either such Party in accordance with New York law.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, all of which taken together shall constitute one and the same instrument and any of the Parties hereto may execute this Agreement by signing any such counterpart.

         6. SEVERABILITY. If all or any portion of any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein.

         7. REVIEW OF AGREEMENT. EACH OF THE PARTIES ACKNOWLEDGES THAT (A) IT HAS THOROUGHLY READ AND REVIEWED THE TERMS AND PROVISIONS OF THIS AGREEMENT, (B) IT IS FULLY FAMILIAR WITH THE TERMS OF THIS AGREEMENT, AND THE TERMS AND PROVISIONS CONTAINED HEREIN ARE CLEARLY UNDERSTOOD BY IT, (C) IT HAS HAD FULL BENEFIT AND ADVICE OF COUNSEL OF ITS OWN SELECTION IN REGARD TO UNDERSTANDING

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THE TERMS, MEANING AND EFFECT OF THIS AGREEMENT, (D) ITS EXECUTION OF THIS
AGREEMENT IS DONE FREELY, VOLUNTARILY, WITH FULL KNOWLEDGE, AND WITHOUT DURESS,
(E) IN EXECUTING THIS AGREEMENT, IT IS NOT RELYING ON ANY OTHER REPRESENTATIONS EITHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, MADE TO IT BY THE OTHER PARTY HERETO, AND (F) THE CONSIDERATION RECEIVED BY IT HEREUNDER HAS BEEN ACTUAL AND ADEQUATE.

         8. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized representative, as applicable, all as of the date first above written.

                                        EUROTECH, LTD.


                                        By:  /s/ Don V. Hahnfeldt
                                             -----------------------------------
                                             Name:  Don V. Hahnfeldt
                                             Title: President


                                        WOODWARD LLC


                                        By:  /s/ David K. Sims
                                             -----------------------------------
                                             Name:  David K. Sims, for Navigator
                                                    Management Ltd.
                                             Title: Director


                                        KRIEGER & PRAGER, LLP


                                        By:  /s/ Samuel Krieger
                                             -----------------------------------
                                             Name:  Samuel Krieger
                                             Title: Partner